Class A:    GCTAX    Class B:    GCTBX     Class C:    GCTCX    Institutional:    GCTIX    Service:    GCTSX    Class IR:    GQIRX

Before you invest, you may want to review the Goldman Sachs U.S. Tax-Managed Equity Fund’s (formerly the Goldman Sachs Structured Tax-Managed Equity Fund) (the “Fund”) Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) and most recent annual reports to shareholders, online at www.gsamfunds.com/summaries. You can also get this information at no cost by calling 800-621-2550 for Institutional and Service shareholders, 800-526-7384 for all other shareholders or by sending an e-mail request to gs-funds-document-requests@gs.com. The Fund’s Prospectus and SAI, both dated April 30, 2014, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term after-tax growth of capital through tax-sensitive participation in a broadly diversified portfolio of U.S. equity securities.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Goldman Sachs Funds. More information about these and other discounts is available from your financial professional and in “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares” beginning on page 38 of the Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” beginning on page B-145 of the Fund’s SAI.

SHAREHOLDER FEES (fees paid directly from your investment)

	Class A	Class B	Class C	Institutional	Service	Class IR
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sale proceeds)[1]	None	5.00%	1.00%	None	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Institutional	Service	Class IR
Management Fees	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	None	None	None
Other Expenses	0.26%	0.26%	0.26%	0.11%	0.61%	0.26%
Service Fees	None	None	None	None	0.25%	None
Shareholder Administration Fees	None	None	None	None	0.25%	None
All Other Expenses	0.26%	0.26%	0.26%	0.11%	0.11%	0.26%
Total Annual Fund Operating Expenses[2]	1.21%	1.96%	1.96%	0.81%	1.31%	0.96%
Expense Limitation[3]	(0.03)%	(0.03)%	(0.03)%	(0.03)%	(0.03)%	(0.03)%
Total Annual Fund Operating Expenses After Expense Limitation[2]	1.18%	1.93%	1.93%	0.78%	1.28%	0.93%

[1]

A contingent deferred sales charge (“CDSC”) is imposed on Class B Shares redeemed within six years of purchase, declining from a rate of 5% in the first year to 1% in the sixth year, and eliminated thereafter. A CDSC of 1% is imposed on Class C Shares redeemed within 12 months of purchase.

[2]	The “Total Annual Fund Operating Expenses” of the Fund have been restated to reflect current fees.

[3]

The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees, shareholder administration fees, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to 0.044% of the Fund’s average daily net assets through at least April 30, 2015, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

2        SUMMARY PROSPECTUS — GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Class A, Class B, Class C, Institutional, Service and/or Class IR Shares of the Fund for the time periods indicated and then redeem all of your Class A, Class B, Class C, Institutional, Service and/or Class IR Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the expense limitation arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$664	$910	$1,176	$1,933
Class B Shares
— Assuming complete redemption at end of period	$696	$912	$1,254	$2,089
— Assuming no redemption	$196	$612	$1,054	$2,089
Class C Shares
— Assuming complete redemption at end of period	$296	$612	$1,054	$2,283
— Assuming no redemption	$196	$612	$1,054	$2,283
Institutional Shares	$80	$256	$447	$999
Service Shares	$130	$412	$715	$1,576
Class IR Shares	$95	$303	$528	$1,175

PORTFOLIO TURNOVER

The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended December 31, 2013 was 95% of the average value of its portfolio.

PRINCIPAL STRATEGY

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in equity investments in U.S. issuers, including foreign issuers that are traded in the United States. The Fund will seek to maintain risk, style, capitalization and industry characteristics similar to the Russell 3000® Index.

The Fund uses a variety of quantitative techniques, in combination with a qualitative overlay, when selecting investments that have the potential to maximize the Fund’s after-tax return and minimize capital gains and income distributions. These quantitative techniques, which are derived from fundamental research and based on certain investment themes, including, among others, Valuation, Quality, and Momentum, seek to maximize the Fund’s expected return. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. The Quality theme assesses both firm and management quality. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies.

The Investment Adviser may, in its discretion, make changes to its quantitative techniques, or use other quantitative techniques that are based on the Investment Adviser’s proprietary research.

In managing the Fund, the Investment Adviser balances investment considerations and tax considerations. The Fund seeks to achieve returns primarily in the form of price appreciation (which is not subject to current tax), and may use different strategies in seeking tax-efficiency. These strategies include:

¡	Offsetting long-term and short-term capital gains with long-term and short-term capital losses and creating loss carry-forward positions

¡	Limiting portfolio turnover that may result in taxable gains

¡	Selling tax lots of securities that have a higher tax basis before selling tax lots of securities that have a lower tax basis

The Fund’s investments in fixed income securities are limited to cash equivalents.

The Fund’s benchmark index is the Russell 3000® Index.

PRINCIPAL RISKS OF THE FUND

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing.

Foreign Risk. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the Untied States or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

Investment Style Risk. Different investment styles (e.g., “growth,” “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. The Fund employs a “quantitative” style, and may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.

Management Risk. A strategy used by the Investment Adviser may fail to produce the intended results. The Investment Adviser

3        SUMMARY PROSPECTUS — GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

attempts to execute a complex strategy for the Fund using proprietary quantitative models. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems and/or software issues). There is no guarantee that the Investment Adviser’s use of these quantitative models will result in effective investment decisions for the Fund. Additionally, commonality of holdings across quantitative money managers may amplify losses.

Market Risk. The value of the instruments in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets.

Stock Risk. Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.

Tax-Managed Investment Risk. Because the Investment Adviser balances investment considerations and tax considerations, the pre-tax performance of the Fund may be lower than the performance of similar funds that are not tax-managed. Even though tax-managed strategies are being used, they may not reduce the amount of taxable income and capital gains distributed by the Fund to shareholders. A high percentage of the Fund’s net asset value may consist of unrealized capital gains, which represent a potential future tax liability to shareholders. The Fund is not suitable for investment by individual retirement accounts, other tax-exempt or tax-deferred accounts or for other investors who are not sensitive to the federal income tax consequences of their investments.

PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of the Fund’s Class A, Class B, Class C, Institutional, Service and Class IR Shares compare to those of a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.gsamfunds.com/performance or by calling the appropriate phone number on the back cover of the Prospectus.

Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2013	1 Year	5 Years	10 Years	Since Inception
Class A Shares (Inception 04/03/00)
Returns Before Taxes	30.60%	16.48%	7.00%	3.46%
Returns After Taxes on Distributions	30.06%	16.25%	6.85%	3.35%
Returns After Taxes on Distributions and Sale of Fund Shares	17.74%	13.36%	5.68%	2.76%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	33.55%	18.70%	7.88%	4.03%
Class B Shares (Inception 04/03/00)
Returns Before Taxes	32.03%	16.71%	6.93%	3.42%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	33.55%	18.70%	7.88%	4.03%
Class C Shares (Inception 04/03/00)
Returns Before Taxes	36.05%	16.92%	6.79%	3.10%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	33.55%	18.70%	7.88%	4.03%
Institutional Shares (Inception 04/03/00)
Returns Before Taxes	38.73%	18.29%	8.03%	4.31%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	33.55%	18.70%	7.88%	4.03%
Service Shares (Inception 04/03/00)
Returns Before Taxes	38.08%	17.71%	7.49%	3.79%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	33.55%	18.70%	7.88%	4.03%
Class IR Shares (Inception 08/31/10)
Returns Before Taxes	38.48%	N/A	N/A	23.60%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	33.55%	N/A	N/A	21.54%

The after-tax returns are for Class A Shares only. The after-tax returns for Class B, Class C, Institutional, Service and Class IR Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

4        SUMMARY PROSPECTUS — GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

PORTFOLIO MANAGEMENT

Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).

Portfolio Managers: Ron Hua, CFA, Managing Director, Chief Investment Officer of Quantitative Investment Strategies—Equity Alpha Strategies, has managed the Fund since 2011; Gary Chropuvka, CFA, Managing Director, Head of Quantitative Investment Strategies—Customized Beta Strategies, has managed the Fund since 2013; Monali Vora, CFA, Managing Director, has managed the Fund since 2010; and Osman Ali, CFA, Managing Director, has managed the Fund since 2014.

BUYING AND SELLING FUND SHARES

The minimum initial investment for Class A and Class C Shares is, generally, $1,000. The minimum initial investment for Institutional Shares is, generally, $1,000,000 for individual or certain institutional investors, alone or in combination with other assets under the management of the Investment Adviser and its affiliates. There is no minimum for initial purchases of Class IR Shares. Those share classes with a minimum initial investment requirement do not impose it on certain employee benefit plans, and Institutional Shares do not impose it on certain investment advisers investing on behalf of other accounts.

The minimum subsequent investment for Class A and Class C shareholders is $50, except for certain employee benefit plans, for which there is no minimum. There is no minimum subsequent investment for Institutional or Class IR shareholders.

The Fund does not impose minimum purchase requirements for initial or subsequent investments in Service Shares, although an Authorized Institution (as defined below) may impose such minimums and/or establish other requirements such as a minimum account balance.

Class B Shares are generally no longer available for purchase by current or prospective investors.

You may purchase and redeem (sell) shares of the Fund on any business day through certain banks, trust companies, brokers, dealers, investment advisers and other financial institutions (“Authorized Institutions”).

TAX INFORMATION

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Investments through tax-deferred arrangements may become taxable upon withdrawal from such arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through an Authorized Institution, the Fund and/or its related companies may pay the Authorized Institution for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Authorized Institution and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Authorized Institution’s website for more information.

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